                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 16
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

      This Amendment No. 16 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective December 14, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to (i) change the name of Invesco Moderately Conservative Allocation Fund to Invesco Conservative Allocation Fund and to (ii) remove the following series portfolios; Invesco Balanced-Risk Retirement 2010 Fund, Invesco Basic Value Fund, Invesco Conservative Allocation Fund, Invesco Moderate Growth Allocation Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund and Invesco Van Kampen Real Estate Securities Fund;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

    IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 14, 2011.

                           By: /s/ John M. Zerr
                               -------------------------------------------
                               Name:    John M. Zerr
                               Title:   Senior Vice President

                                    EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                         PORTFOLIOS AND CLASSES THEREOF

                PORTFOLIO                     CLASSES OF EACH PORTFOLIO
------------------------------------------    -------------------------
Invesco Balanced-Risk Retirement Now Fund     Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2040 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Convertible Securities Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Global Equity Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Growth Allocation Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Income Allocation Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco International Allocation Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Mid Cap Core Equity Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Moderate Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Conservative Allocation Fund          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Small Cap Growth Fund                 Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Van Kampen Leaders Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen U.S. Mortgage Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares"